UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2009

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8730 Stony Point Parkway, Suite 150
Richmond, VA 23235
(Address of Principal Executive Offices) (Zip Code)

(804) 560-4070
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02 Results of Operations and Financial Condition.

Colfax Corporation’s President and Chief Executive Officer John A. Young will be providing an update of Colfax Corporation’s preliminary 2008 results and 2009 outlook as part of a presentation being given at Gabelli & Company, Inc.'s. 19th Annual Pump, Valve & Motor Symposium on February 18, 2009 beginning at 8:00 am EST.  Slides to be used for that presentation are attached to this report as Exhibit 99.1 and are incorporated in this report by reference.  The live presentation can be accessed via Colfax's website at www.colfaxcorp.com under the "Investor Relations" section.  A replay will also be available on the company's website for 30 days.

 Item 7.01 Regulation FD Disclosure.

The information under Item 2.02 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

99.1	Colfax Corporation slides for presentation at Gabelli & Company, Inc.'s. 19th Annual Pump, Valve & Motor Symposium on February 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colfax Corporation

Date: February 18, 2009	By:	/s/ JOHN A. YOUNG
	Name:	John A. Young
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

99.1	Colfax Corporation slides for presentation at Gabelli & Company, Inc.'s. 19th Annual Pump, Valve & Motor Symposium on February 18, 2009